UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

          May 24, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

inTEST Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting its acquisition of Ambrell Corporation (“Ambrell”) on May 24, 2017. On August 10, 2017, the Company amended the Original Form 8-K to include financial statements and pro forma financial information for Ambrell as required by Item 9.01(a) and (b) of Form 8-K (the “Amended Form 8-K.”).

This Amendment No. 2 to Current Report on Form 8-K/A further supplements the Amended Form 8-K to include the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 and the notes to such unaudited pro forma condensed combined statement of operations. The Original Form 8-K otherwise remains the same, as amended and supplemented by the Amended Form 8-K, and the Items therein.

Item 9.01.    Financials Statements and Exhibits

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 and the notes to such unaudited pro forma condensed combined statement of operations are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits.

	Exhibit Number	Description

99.1

Unaudited pro forma condensed combined statement of operations of inTEST for the nine months ended September 30, 2017 and the notes to such unaudited pro forma condensed combined statement of operations.

______________________________________________

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr. Secretary, Treasurer and Chief Financial Officer

Date:   November 14, 2017